AMENDMENT TO TERM LOAN NOTE AND ADDENDUM

     The Term Loan Note dated November 1, 1995, (the "Term Note") by and between CRW Financial, Inc. ("Borrower") and J. Brian O'Neill and Miriam P. O'Neill, husband and wife (collectively, "Payee"), as amended and supplemented by the Addendum to the Term Loan Note dated November l, 1995 between Borrower and Payee (the "Addendum") (the Term Note and the Addendum collectively, the "Note"), is hereby further amended and supplemented as follows:

                                   BACKGROUND

     Pursuant to the Addendum, Payee was granted certain conversion rights (the "Conversion Right") to purchase shares (the "Shares") of the Borrower's common stock (the "Common Stock"). The parties intended that the Addendum would include an anti-dilution provision related to the Conversion Right, however, such provision was inadvertently not incorporated in the Addendum. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Note.

     NOW, THEREFORE, in consideration of the premises and agreements hereinafter set forth, Borrower and Payee hereby agree to amend and supplement the Note as follows:


     Section l. Purchase Price and Adjustments.


     1.1 Purchase Price. The Purchase Price shall be adjusted from time to time as provided herein. In the event of any adjustment of the Purchase Price, the result shall be expressed to the nearest $0.01, but any such lesser amount shall be carried forward and shall be considered at the time of and together with the next subsequent adjustment which, together with any adjustments to be carried forward, shall amount to $0.01 per share or more.

     1.2 Adjustment of Purchase Price and Number of Shares Subject to the Conversion Right. The Purchase Price shall be subject to adjustment, from time to time, as follows:

         (a) In case of any capital reclassification or reorganization or of any consolidation or merger of the Borrower with or into any other entity, or any other corporate reorganization (other than a merger or consolidation in which the Borrower shall be the continuing or surviving entity and which does not result in any change in the Common Stock) or any sale of all or substantially all of the assets of the Borrower (any such transaction being hereafter referred to as a "Reorganization") then, in each case, Payee, upon exercise of the Conversion Right at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which Payee would have been entitled upon the Effective Date if Payee had exercised the Conversion Right immediately prior thereto.

         (b) If Borrower at any time while the Conversion Right remains outstanding shall split, subdivide or combine the Common Stock or shall issue a dividend on the Common Stock payable in shares of the Common Stock, the Purchase Price shall be proportionately decreased in the case of a split, subdivision or stock dividend, and increased in the case of a combination.

         (c) If Borrower shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock payable in (i) securities or evidences of indebtedness of the Borrower or of other entities (other than shares of the Common Stock in which case the provisions of subsection (b) of this Section 1.2 shall apply) or (ii) assets or cash (excluding cash dividends paid or payable solely out of retained earnings), then in each case, Payee, on exercise of the Conversion Right at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares (or such other stock or securities) issuable on such exercise prior to such dates the securities or such other assets of the Borrower to which Payee would have been entitled upon such date if Payee had exercised the Conversion Right immediately prior thereto.

         (d) Upon each adjustment in the Purchase Price, the number of the Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of the Shares purchasable immediately prior to such adjustment in the Purchase Price by a fraction (i) the numerator of which shall be the Purchase Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Purchase Price immediately after such adjustment.

         (e) Whenever the Purchase Price shall be adjusted as provided in this
Section 1.2, Borrower shall prepare a statement showing the facts requiring such adjustment and the Purchase Price that shall be in effect after such adjustment. The Borrower shall cause a copy of such statement to be sent to Payee in accordance with the notice provisions provided in the Note. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (g) of this Section 1.2.

         (f) Adjustments made pursuant to subsections (b), (c) and (d) of this
Section 1.2 shall be made on the date such split, subdivision, dividend, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such split, subdivision, dividend, combination or distribution.

         (g) In the event Borrower shall propose to take any action of the types described in subsection (a), (b) or (c) of this Section 1.2, Borrower shall give notice to Payee in the manner set forth in subsection (e) of this Section 1.2, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the number, kind or class of shares or other securities or property which shall be deliverable to Payee upon exercise hereof following the occurrence of such action. In the case of any action which would require the fixing of a record date, such notice shall, to the extent practicable, be given at least 10 days prior to the date so fixed, and in the case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         (h) In case after the date hereof Borrower shall take any action affecting the outstanding number of shares of capital stock, other than an action described in any of the foregoing subsections (a) to (g) hereof, inclusive, which in the opinion of Borrower's Board of Directors would have a materially adverse effect upon Payee's Conversion Right, the Purchase Price shall be adjusted in such manner and at such time as the Board of Directors on the advice of Borrower's independent public accountants may in good faith determine to be equitable in the circumstances which is consistent with the intent and principles of the dilution provisions contained herein.

         2.    Entire Agreement

               This Amendment together with the Term Note and Addendum constitute the entire agreement of the parties as to the subject matter hereof; provided, however, that if any provision of this Amendment is in conflict with any provision of the Term Note or Addendum, this Amendment shall control.

         IN WITNESS WHEREOF, each of the parties hereto, intending to be legally bound, has evidenced its agreement to the foregoing by executing this Amendment to Term Loan Note and Addendum as of the 1st day of September, 1996.

                                    CRW FINANCIAL INC.

                                    BY: /s/ Jonathan P. Robinson
                                       ----------------------------
                                       Jonathan P. Robinson
                                       Vice President, Treasurer and
                                       Chief Financial Officer

WITNESS:
        [Sig Cut]
-----------------------------        --------------------------------
Kevin W. Walsh                       J.Brian O'Neill

-----------------------------        --------------------------------
Kevin W. Walsh                       Miriam P. O'Neill

                           ADDENDUM TO TERM LOAN NOTE

     The Term Loan Note dated November 1, 1995 (the "Note") by and between CRW Financial, Inc. ("Borrower") and J. Brian O'Neill and Miriam P. O'Neill, husband and wife (collectively, "Payee"), is hereby further amended and supplemented as follows:

1.   Note Conversion Right.

          At any time Payee may provide Borrower with written notice that it wishes to purchase shares of common stock of the Borrower (the "Stock") with all then outstanding unpaid principal under the Note, at a price of $4.875 per share (the "Purchase Price"), whereupon the parties shall mutually agree upon a time, date and location for conducting a closing (but in no event shall such closing occur later than thirty (30) days after Payee provides Borrower notice of its intent to exercise its rights under this Section 1 unless the parties mutually agree otherwise), at which Borrower shall deliver the Stock, as well as an amount of cash equal to all unpaid accrued interest on the Note, to Payee properly registered in its name. Also at the closing, Payee shall produce the original Note marked "canceled," which shall be delivered to Borrower. The parties may mutually agree to conduct the closing by mail or any other reasonable means. Payee's rights under this Section 1 shall terminate upon payment in full of all outstanding principal under the Note bye Borrower to Payee.

2.   Annual Payments Conversion Right.

     (a) For a period of one (1) year following the end of each fiscal year of Borrower (the "Exercise Period"), Payee shall also have the option to purchase common stock of the Borrower with all, but not less than all, of the principal payments made to it by Borrower under the Note during that fiscal year (the "Annual Payments") at the Purchase Price. Payee must provide written notice to Borrower of its intent to exercise its right under this Section 2 within the Exercise Period, or the right to purchase stock with the Annual Payments for that fiscal year shall terminate. Payee's rights to purchase stock with Annual Payments shall not be cumulative from year to year.

     (b) Notwithstanding the foregoing, the Exercise Period during which Payee may exercise its rights under this Section 2 for the fiscal year in which all remaining unpaid principal under the Note is paid to Payee by Borrower shall be the one (1) year period following the date the final payment on the Note is made to Payee by Borrower.

     (c) Following delivery to Borrower of Payee's notice of its intent to exercise its rights under this Section 2, the parties shall conduct a closing at which Borrower shall produce and deliver the appropriate number of shares of its common stock properly registered in Payee's name to Payee, and Payee shall deliver to Borrower an amount of cash (in either immediately available funds via wire transfer or by certified check) equal to the Annual Payments. The procedure for conducting the closing shall otherwise be in accordance with Section 1 hereof.


3.   No Registration Rights, Restrictive Legend.

     Except as set forth in any registration rights agreement which may now or hereafter be executed by Borrower and Payee, neither the Note nor this Addendum thereto shall confer any registration rights on Payee with respect to any common stock of Borrower obtained thereunder or hereunder, and Payee acknowledges that it shall receive unregistered stock with an appropriate restrictive legend imprinted thereon evidencing the resale restrictions pertaining to such stock.

4.   Notices.

     All notices hereunder shall be made either personally, via a nationally recognized overnight courier service or via certified mail (return receipt requested) and shall be deemed delivered upon hand delivery, on the day after the date delivered to an overnight courier, and on the third day after being deposited in the U.S. mail. Such notices shall be addressed to each party at the address set forth for such party in the Note, or such other address as a party may subsequently notify the other of in writing.

5.   Incorporation by Reference.

     All other terms and conditions of the Note are hereby made a part hereof and incorporated herein by reference; provided, however, that if any provision of this Addendum is in conflict with any provision of the Note, this Addendum shall control.

     IN WITNESS WHEREOF. each of the parties hereto, intending to be legally bound, has evidenced its agreement to the foregoing by executing this Addendum to Term Loan Note as of the 1st day of November, 1995.


ATTEST:                                 CRW FINANCIAL, INC.

                                        By:
-----------------------------              -------------------------------------
Kevin W. Walsh                             Jonathan P. Robinson
                                           Vice President, Treasurer and
                                           Chief Financial Officer
WITNESS:


-----------------------------             --------------------------------------
Kevin W. Walsh                            J. Brian O'Neill


-----------------------------             --------------------------------------
                                           Miriam P. O'Neill

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (the "Agreement") is made as of this 10th day of October, 1995, by and among CRW FINANCIAL, INC., a Delaware corporation (the "Borrower"), and J. BRIAN O'NEILL and MIRIAM P. O'NEILL, individuals residing at 930 Stoke Road, Villanova, Pennsylvania (collectively, the "Lender").

                              B A C K G R O U N D

     WHEREAS, The Borrower desires to borrow from the Lender up to One Million Dollars ($1,000,000.00), and the Lender is willing to lend such amount to the Borrower, subject to and upon the terms and conditions set forth in this Agreement (the "Loan"); and

     WHEREAS, the Loan from Lender to Borrower requires the consent of Mellon Bank, N.A., a secured creditor of Borrower, as a condition to the making of the Loan from Lender to Borrower.

     NOW THEREFORE, in consideration of the foregoing background, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, the Borrower and the Lender, intending to be legally bound, hereby covenant and agree as follows:

          1. Applications of Proceeds. The proceeds of the Loan shall be applied as follows:

                    (i) Up to Eight Hundred Thousand Dollars ($800,000.00) for the acquisition of certain computer equipment described in Exhibit "A" attached hereto and incorporated herein by reference (collectively, the "Computer Equipment"); and

                    (ii) Up to Two Hundred Thousand Dollars ($200,000.00) for general working capital of CRW.

          2. Conditions Precedent to Extending the Loan. The Lender's obligation to fund any proceeds under the Loan shall be conditioned upon:

               (a) Loan Documents. The Borrower shall shall execute or cause to be executed, cause to be acknowledged when required, and deliver to the Lender in form and substance satisfactory to the Lender the following documents (the "Loan Documents"):

                    (i) a Note in the original principal amount of up to $1,000,000.00 (the "Note"), which Note shall provide, inter alia, that the Lender may, upon written notice to Borrower, purchase shares of common stock of the Borrower upon terms and conditions mutually satisfactory to the Lender and the Borrower (the "Option Shares") at the market share price on the NASDAQ exchange for the common stock of Borrower in effect at the close of business on the date hereof;

                    (ii) a Security Agreement pursuant to which the Borrower shall grant to the Lender a lien on and security interest in all of the Computer Equipment, all cash and non-cash proceeds and products thereof, and all policies of insurance in connection therewith, securing an amount equal to all amounts due under the Note (the "Security Agreement"); and

                    (iii) a Registration Rights Agreement in form mutually acceptable to Lender and Borrower applicable to all Option Shares purchased by the Lender in accordance with the terms of the Note; and.

                    (iv) such other documents as the Lender shall require.

     This Loan Agreement and all of the Loan Documents and all other documents or instruments executed in connection with this Agreement are hereinafter collectively referred to as the "Loan Documents".

               (b) Corporate Certificate. Duly executed Certificate of the Borrower in form satisfactory to the Lender.

               (c) Good Standing Certificate. Certificate issued by the State of Delaware as to the good standing of the Borrower as of a recent date satisfactory to the Lender.

               (d) Additional Documents. Such other documents, instruments, opinions, approvals and assurances customary in this type of financing as the Lender or its counsel may reasonably request.

               (e) Commitment Fee. The Lender shall have received from the Borrower a non-refundable commitment fee equal to one percent (1%) of that portion of the Loan advanced at the Closing (as defined herein) in consideration for making the Loan. As additional consideration, the Borrower shall pay to Lender one percent (1%) of any and all subsequent advances made after the Closing Date. In no event, however, shall the aggregate amount of all commitment fees payable hereunder exceed one percent (1%) of the original principal amount of the Note.

               (f) The Lender shall have received written confirmation in form and substance satisfactory to the Lender from Mellon Bank, N.A. indicating that Mellon Bank, N.A. consents to the terms of this Agreement and the transactions contemplated hereby.

          3. Closing. Subject to the terms and conditions of this Agreement, the transactions contemplated hereby shall take place at a closing (the "Closing"), which Closing shall take place no later than 10:00 A.M. local time, on Wednesday, November 1, 1995, at the offices of Adelman Lavine Gold and Levin, a Professional Corporation, 1900 Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, or at such other time or at such other place as the Lender and the Borrower may mutually agree upon in writing (the day on which the Closing takes place being the "Closing Date"). Nothing in this Section 3 shall be construed to obligate the Lender to consummate the transactions contemplated by this Agreement prior to satisfaction by the Borrower of the conditions to the Lender's obligation to close the transactions contemplated hereby as set forth in Section 2 of this Agreement, except as otherwise agreed to by the Lender in its sole discretion.

          4. Events of Default. An "Event of Default" shall occur under this Agreement if the Borrower shall continue to be in Default under any of the provisions of this Agreement for ten (10) days after written notice from the Lender in the case of any Default which can be cured by the payment of a sum of money, or for twenty (20) days after written notice from the Lender in the case of any other Default, provided that if such Default cannot reasonably be cured within such twenty (20) day period and the Borrower shall have commenced to cure such Default within such twenty (20) day period and thereafter diligently and continuously proceeds to cure the same, such twenty (20) day period shall be extended for so long as it shall require the Borrower, in the exercise of due diligence, to cure such Default, it being agreed however that no such extension shall be for a period in excess of sixty (60) days. The term "Default" as used in this Agreement shall mean the occurrence of any one of the following events:

          (a) If an event of default occurs under any of the Loan Documents.

          (b) If any representation or warranty made by the Borrower hereunder shall be or become materially false.

          (c) If an event of default occurs under any agreement by and between the Borrower and Mellon Bank, N.A.

          (d) Borrower makes an assignment for the benefit of its creditors or a composition with its creditors, or is unable or admits in writing its inability to pay its debts as they mature, or files a petition in bankruptcy, or commences a federal bankruptcy proceeding in which an order for relief or such other court order or statutory provision which authorizes the case to proceed is entered against it, or is adjudicated insolvent or bankrupt, or petitions or applies to any tribunal for the appointment of any custodian, receiver, liquidator or trustee of or for it or any substantial part of its properties or assets, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect,; or there is commenced against any of them any such proceeding which shall remain undismissed for a period of sixty (60) days, or an order for relief, order, judgment or decree approving the petition in any such proceeding is entered; or any of them by any act or failure to act indicates its consent to, approval of or acquiescence in any such proceeding or in the appointment of any custodian, receiver, liquidator or trustee of or for it or any substantial part of its properties or assets, or suffers any such appointment to continue undischarged or unstayed for a period of sixty (60) days; or any of them takes any corporate action for the purpose of effecting any of the foregoing.

          (e) A judgment or judgments for the payment of money equal to or in excess of Two Hundred Thousand Dollars ($200,000.00) shall be rendered against the Borrower and such party shall not discharge the same or cause it or them to be discharged or dismissed or cause the same to be bonded against with a court of competent jurisdiction within thirty days (30) after the entry thereof.

          Upon the occurrence of an Event of Default, the Lender may, at its option and in its sole discretion, (i) declare the Note immediately due and payable and/or (ii) pursue any and all remedies provided for in the Loan Documents, or otherwise available.

          5. Incorporation of Provisions. The Note and the Security Agreement are subject to the conditions, stipulations, agreements and covenants contained herein to the same extent and effect as if fully set forth therein until this Agreement is terminated by the payment in full of the Note.

          6. Further Assurances. The Borrower shall on demand of the Lender do any act or execute any additional documents reasonably required or desirable by the Lender to carry out the provisions hereof and the transactions contemplated hereby or, at or after the Closing, secure the Borrower's obligations under any of the Loan Documents, or to evidence the consummation of the transactions consummated pursuant to this Agreement.

          7. Representations and Warranties. As an inducement to the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender as follows:

               (a) Organization and Authority. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement and each of the Loan Documents, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The Board of Directors of the Borrower has approved and authorized this Agreement and the transactions contemplated hereby. This Agreement has been and, as of the Closing Date, each of the Loan Documents will be duly authorized, executed and delivered by the Borrower and this Agreement constitutes, and each of the Loan Documents will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

               (b) No Conflict. The execution, delivery and performance of this Agreement and each of the Loan Documents by the Borrower does not and will not
(a) violate or conflict with the Certificate of Incorporation, Bylaws or other corporate governance documents relating to the Borrower, (b) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Borrower, (c) except as would not materially affect the ability of the Borrower to consummate the transactions contemplated by this Agreement, result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation or, result in the creation of any lien or other encumbrance on any of the assets or properties of the Borrower pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Borrower is a party or by which any of its assets or properties is bound or affected.

               (c) Consents and Approvals. The execution and delivery of this Agreement by the Borrower does not, and the execution and delivery of the other Loan Documents by the Borrower and the performance of the Agreement and each of the Loan Documents by the Borrower will not require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except as has already been taken or obtained.

               (d) No Liens. There exist no liens, encumbrances or other charges against the Computer Equipment, including statutory and other liens of mechanics, workmen, contractors, subcontractors, suppliers, taxing authorities and others, other than the security interest created hereby or pursuant hereto and except for the security interest of Mellon Bank, N.A.

          8. Costs and Expenses. The Borrower hereby agrees to pay all costs and expenses, including, without limitation, fees and disbursements of counsel, incurred in connection with the preparation, negotiation, and enforcement of this Agreement and any of the other Loan Documents, whether or not the Closing occurs. To the extent the Closing occurs, all such costs and expenses shall be payable at the time of the Closing, and any such third party fees, costs, disbursements and expenses incurred by the Lender until such time as the Loan is satisfied in full shall be payable upon demand. In addition, the Borrower shall indemnify, defend and hold the Lender harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind including, without limitation, fees and expenses of legal counsel in connection with any investigative, administrative or judicial proceedings relating to this Agreement or the transactions contemplated hereby, whether or not the Lender shall be a named party thereto.

          9. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered personally or by telecopy or five
(5) days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes or address shall be effective upon receipt):

               (a) if to the Borrower:

                   CRW Financial, Inc.
                   443 S. Gulph Road
                   King of Prussia, PA 19406
                   Attention: Jonathan P. Robinson

               (b) if to the Lender:

                   J. Brian O'Neill
                   Miriam P. O'Neill
                   930 Stoke Road
                   Villanova, PA 19085

          10. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

          11. Waiver. No waiver of any of the provisions of this Agreement or of the other Loan Documents shall be deemed, or shall constitute a waiver of any other provision hereof or thereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided in writing executed by the party against whom such continuing waiver is sought to be enforced.

          12. Headings; Exhibits. Title headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any reference to Exhibits shall signify that such Exhibits are incorporated herein by reference.

          13. Entire Aqreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, with respect to the subject matter hereof.

          14. Governing Law and Consent to Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Each of the parties hereto agree that sole and exclusive jurisdiction over and proper venue relating to any controversy or claim arising out of or relating to this Agreement or the breach thereof shall reside in the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania. This Agreement shall be construed without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          15. Counterparts. This Agreement may be executed in one (1) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one (1) and the same agreement.

          16. Assignment. The Borrower may not assign or suffer an assignment of this Agreement and/or its rights hereunder without the prior written consent of the Lender.

          17. Binding Effect. This Agreement shall be binding upon, be enforceable against, and shall inure to the benefit of the parties hereto, and their and each of their respective successors and permitted assigns, and no other person or entity shall have or derive any right, benefit or obligation hereunder.

          18. Interpretation. The masculine (or neuter) pronoun and the singular number shall include the masculine, feminine and neuter genders and the singular and plural numbers. A reference to a person shall mean a natural person, a trustee, a corporation, a partnership and any other form of legal entity. All references in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, as the context may require.

          19. Time; Date for Performance. Time is of the essence of this Agreement. If any date herein set forth for the performance of any obligations by the Lender or the Borrower or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or legal holiday. As used herein, the term "legal holiday" means any state or federal holiday for which financial institutions or post offices are generally closed in the Commonwealth of Pennsylvania for observance thereof.

        IN WITNESS WHEREOF, the Lender and the Borrower have caused this Agreement to be executed as of the date first written above.

                                             LENDER:

                                                 [Sig Cut]
                                             ------------------------------
                                             J. Brian O'NEILL

                                                 [Sig Cut]
                                             ------------------------------
                                             MIRIAM P. O'NEILL

                                             BORROWER:


                                             CRW FINANCIAL, INC.,
                                             a Delaware corporation

                                             By:
                                                      [Sig Cut]
                                                -----------------------------
                                             Name:
                                                      [Sig Cut]
                                                  ---------------------------
                                             Title:
                                                  ---------------------------

                                 TERM LOAN NOTE

$1,000.000.00                                           November 1 ,1995
--------------------                                    ------------------------
AMOUNT                                                  DATE
                                                        Villanova, Pennsylvania





     FOR VALUE RECEIVED, the undersigned, CRW Financial Inc. a corporation having an office at 443 South Gulph Road, King of Prussia, PA 19406 (herein "Borrower"), promises to pay to the order of J. Brian O'Neill and Miriam P. O'Neill, 1610 Old Gulph Road, Villanova, PA 19085 (herein "Payee"), the principal sum of One Million Dollars ($1,000,000.00) or so much as has been advanced lawful money of the United States.

     Payment of principal and interest shall be as follows:

          (a) Thirty-five (35) consecutive, equal monthly principal a interest installments*of payable on December 1. 1995 and the first day of each month thereafter and

          (b) a final 36th installment of the entire balance principal and interest then outstanding shall be due and payable November 1, 1998 .

     The indebtedness evidenced by this Note shall bear interest from the day hereof and after maturity at the rate of twelve and one half Percent (12.50%)F annum. Interest will be calculated on the basis of the actual number of days elapsed and a three hundred and sixty (360) day year.

     All payments hereunder shall be made in funds immediately available at Payee offices, 443 South Gulph Road, King of Prussia, Pennsylvania 19406 or at su other location as holder shall from time to time designate.

     Borrower hereby waives presentment, demand for payment, notice of dishonor acceleration, protest or notice of protest and any and all notices or demands connection with the delivery, acceptance, performance, default or enforcement this Note.

     The proceeds of this Note are being utilized by Borrower to purchase certa equipment in which Payee is obtaining a security interest pursuant to a Security Agreement for Equipment between Borrower and Payee of even date hereof (here "Security Agreement") and for other working capital purposes.

     This Note shall inure to the benefit of and be binding upon the parti hereto, and their respective successors and assigns. Borrower may not assign t obligations hereunder. Borrower consents to the assignment of this Note and t Security Agreement by Payee to Republic Bank.

*Based upon a three (3) year amortization.

     Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal or interest thereof shall become due or be paid except in accordance with the terms of said Subordination Agreement.

     In the event the due date of any payment hereunder is a Saturday, Sunday, legal holiday in the Commonwealth of Pennsylvania, such payment shall be due on the next succeeding day which is not a Saturday, Sunday, or such a legal holiday, provided that any such payment bearing interest shall continue to accrue interest until paid.

     BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY AND ALL ACTIONS AND (1) TO ENTER JUDGMENT AGAINST BORROWER FOR THE PRINCIPAL SUM THEREOF AND/OR (2) TO SIGN FOR BORROWER AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST BORROWER FOR ALL OR ANY PART OF THE AMOUNT OWED HEREUNDER; and in either case for interest and costs together with a collection of fifteen percent (15%) or $100, whichever is greater. Borrower further irrevocably authorizes and empowers any attorney of any court of record to appeal for and enter judgment against Borrower and in favor of Payee in an amicable action of replevin or any other action to recover possession of any collateral. Such confession of judgment or amicable actions shall be with release of errors, waiver of appeals, without stay of execution and Borrower waives all relief from any and all appraisement or exemption of laws now in force or hereafter enacted. If a copy of this agreement verified by affidavit of an officer of Payee, shall be filed in any proceeding or action wherein judgment is to be confessed, it shall not be necessary to file the original hereof and such verified copy shall be sufficient warrant for any attorney of any court of record to appear for and confess judgment against Borrower as provided herein. Judgment may be confessed from time to time under the aforesaid powers which shall not be exhausted by one exercise hereof.

     This Note shall be governed as to its validity, interpretation and effect on the laws of the Commonwealth of Pennsylvania for contracts made and to be performed in Pennsylvania. Borrower agrees to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and/or the United States District Court for the Eastern District of Pennsylvania in any and all actions and proceedings between Bank and Borrower.

     This Note may not be changed orally but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     A Late Charge of five percent (5%) of the total payment will be assessed on the sixteenth (16th) of each month if payment is not received by that date.

     IN WITNESS WHEREOF, Borrower by its duly authorized officers has executed this Note under seal the day and year first written above.

WITNESSED
As to Both

    [Sig Cut]
-----------------------------------


Attest:
  Endorsement:
  Pay to the Order of Republic Bank

   /s/ J. Brian O'Neill
-----------------------------------
       J. Brian O'Neill


   /s/ Miriam P. O'Neill
-----------------------------------
       Miriam P. O'Neill


CRW Financial, Inc.


By: /s/
   ------------------------------------
   J. Brian O'Neill, Chairman/CEO


By:
   ------------------------------------
   Jonathan Robinson, CFO/Secretary


                                     (Seal)
**Borrower shall give to Payee no less than one hundred twenty (120) days prior written notice of any prepayment of any portion of the principal balance before maturity.

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (the "Agreement") is made as of this 10th day of October, 1995, by and among CRW FINANCIAL, INC., a Delaware corporation (the "Borrower"), and J. BRIAN O'NEILL and MIRIAM P. O'NEILL, individuals residing at 930 Stoke Road, Villanova, Pennsylvania (collectively, the "Lender").

                              B A C K G R O U N D:

     WHEREAS, The Borrower desires to borrow from the Lender up to One Million Dollars ($1,000,000.00), and the Lender is willing to lend such amount to the Borrower, subject to and upon the terms and conditions set forth in this Agreement (the "Loan"); and

     WHEREAS, the Loan from Lender to Borrower requires the consent of Mellon Bank, N.A., a secured creditor of Borrower, as a condition to the making of the Loan from Lender to Borrower.

     NOW THEREFORE, in consideration of the foregoing background, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, the Borrower and the Lender, intending to be legally bound, hereby covenant and agree as follows:

          1. Application of Proceeds. The proceeds of the Loan shall be applied as follows:

                    (i) Up to Eight Hundred Thousand Dollars ($800,000.00) for the acquisition or certain computer equipment described in Exhibit "A" attached hereto and incorporated herein by reference (collectively, the "Computer Equipment"); and


                    (ii) Up to Two Hundred Thousand Dollars ($200,000.00) for general working capital of CRW.

          2. Conditions Precedent to Extending the Loan. The Lender's obligation to fund any proceeds under the Loan shall be conditioned upon:

               (a) Loan Documents. The Borrower shall execute or cause to be executed, cause to be acknowledged when required, and deliver to the Lender in form and substance satisfactory to the Lender the following documents (the "Loan Documents"):


                    (i) a Note in the original principal amount of up to $1,000,000.00 (the "Note"), which Note shall provide, inter alia, that the Lender may, upon written notice to Borrower, purchase shares of common stock of the Borrower upon terms and conditions mutually satisfactory to the Lender and the Borrower (the "Option Shares") at the market share price on the NASDAQ exchange for the common stock of Borrower in effect at the close of business on the date hereof;

                    (ii) a Security Agreement pursuant to which the Borrower shall grant to the Lender a lien on and security interest in all of the Computer Equipment, all cash and non-cash proceeds and products thereof, and all policies of insurance in connection therewith, securing an amount equal to all amounts due under the Note (the "Security Agreement"); and

                    (iii) a Registration Rights Agreement in form mutually acceptable to Lender and Borrower applicable to all Option Shares purchased by the Lender in accordance with the terms of the Note; and.

                    (iv) such other documents as the Lender shall require.

                         This Loan Agreement and all of the Loan Documents and
all other documents or instruments executed in connection with this Agreement are hereinafter collectively referred to as the "Loan Documents".

               (b) Corporate Certificate. Duly executed Certificate of the Borrower in form satisfactory to the Lender.

               (c) Good Standing Certificate. Certificate issued by the State of Delaware as to the good standing of the Borrower as of a recent date satisfactory to the Lender.

               (d) Additional Documents. Such other documents, instruments, opinions, approvals and assurances customary in this type of financing as the Lender or its counsel may reasonably request.

               (e) Commitment Fee. The Lender shall have received from the Borrower a non-refundable commitment fee equal to one percent (1%) of that portion of the Loan advanced at the Closing (as defined herein) in consideration for making the loan. As additional consideration, the Borrower shall pay to Lender one percent (1%) of any and all subsequent advances made after the Closing Date. In no event, however, shall the aggregate amount of all commitment fees payable hereunder exceed one percent (1%) of the original principal amount of the Note.

               (f) The Lender shall have received written confirmation in form and substance satisfactory to the Lender from Mellon Bank, N.A. indicating that Mellon Bank, N.A. consents to the terms of this Agreement and the transactions contemplated hereby.

          3. Closing. Subject to the terms and conditions of this Agreement, the transactions contemplated hereby shall take place at a closing (the "Closing"), which Closing shall take place no later than 10:00 A.M. local time, on Wednesday, November 1, 1995, at the offices of Adelman Lavine Gold and Levin, a Professional Corporation, 1900 Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, or at such other time or at such other place as the Lender and the Borrower may mutually agree upon in writing (the day on which the Closing takes place being the "Closing Date"). Nothing in this Section 3 shall be construed to obligate the Lender to consummate the transactions contemplated by this Agreement prior to satisfaction by the Borrower of the conditions to the Lender's obligation to close the transactions contemplated hereby as set forth in Section 2 of this Agreement, except as otherwise agreed to by the Lender in its sole discretion.

          4. Events of Default. An "Event of Default" shall occur under this Agreement if the Borrower shall continue to be in Default under any of the provisions of this Agreement for ten (10) days after written notice from the Lender in the case of any Default which can be cured by the payment of a sum of money, or for twenty (20) days after written notice from the Lender in the case of any other Default, provided that if such Default cannot reasonably be cured within such twenty (20) day period and the Borrower shall have commenced to cure such Default within such twenty (20) day period and thereafter diligently and continuously proceeds to cure the same, such twenty (20) day period shall be extended for so long as it shall require the Borrower, in the exercise of due diligence, to cure such Default, it being agreed however that no such extension shall be for a period in excess of sixty (60) days. The term "Default" as used in this Agreement shall mean the occurrence of any one of the following events:

               (a) If an event of default occurs under any of the Loan
Documents.

               (b) If any representation or warranty made by the Borrower hereunder shall be or become materially false.

               (c) If an event of default occurs under any agreement by and between the Borrower and Mellon Bank, N.A.

               (d) Borrower makes an assignment for the benefit of its creditors or a composition with its creditors, or is unable or admits in writing its inability to pay its debts as they mature, or files a petition in bankruptcy, or commences a federal bankruptcy proceeding in which an order for relief or such other court order or statutory provision which authorizes the case to proceed is entered against it, or is adjudicated insolvent or bankrupt, or petitions or applies to any tribunal for the appointment of any custodian, receiver, liquidator or trustee of or for it or any substantial part of its properties or assets, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there is commenced against any of them any such proceeding which shall remain undismissed for a period of sixty (60) days, or an order for relief, order, judgment or decree approving the petition in any such proceeding is entered; or any of them by any act or failure to act indicates its consent to, approval of or acquiesence in any such proceeding or in the appointment of any custodian, receiver, liquidator or trustee of or for it or any substantial part of its properties or assets, or suffers any such appointment to continue undischarged or unstayed for a period of sixty (60) days; or any of them takes any corporate action for the purpose of effecting any of the foregoing.

               (e) A judgment or judgments for the payment of money equal to or in excess of Two Hundred Thousand Dollars ($200,000.00) shall be rendered against the Borrower and such party shall not discharge the same or cause it or them to be discharged or dismissed or cause the same to be bonded against with a court of competent jurisdiction within thirty (30) days after the entry thereof.

          Upon the occurrence of an Event of Default, the Lender may, at its option and in its sole discretion, (i) declare the Note immediately due and payable and/or (ii) pursue any and all remedies provided for in the Loan Documents, or otherwise available.

          5. Incorporation of Provisions. The Note and the Security Agreement are subject to the conditions, stipulations, agreements and covenants contained herein to the same extent and effect as if fully set forth therein until this Agreement is terminated by the payment in full of the Note.

          6. Further Assurances. The Borrower shall on demand of the Lender do any act or execute any additional documents reasonably required or desirable by the Lender to carry out the provisions hereof and the transactions contemplated hereby or, at or after the Closing, secure the Borrower's obligations under any of the Loan Documents, or to evidence the consummation of the transactions consummated pursuant to this Agreement.

          7. Representations And Warranties. As an inducement to the Lender to Enter into this Agreement, the Borrower represents and warrants to the Lender as follows:

               (a) Organization and Authority. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement and each of the Loan Documents, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The Board of Directors of the Borrower has approved and authorized this Agreement and the transactions contemplated hereby. This Agreement has been and, as of the Closing Date, each of the Loan Documents will be duly authorized, executed and delivered by the Borrower and this Agreement constitutes, and each of the Loan Documents will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

               (b) No Conflict. The execution, delivery and performance of this Agreement and each of the Loan Documents by the Borrower does not and will not
(a) violate or conflict with the Certificate of Incorporation, Bylaws or other corporate governance documents relating to the Borrower, (b) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Borrower, (c) except as would not materially affect the ability of the Borrower to consummate the transactions contemplated by this Agreement, result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation or, result in the creation of any lien or other encumbrance on any of the assets or properties of the Borrower pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Borrower is a party or by which any of its assets or properties is bound or affected.

               (c) Consents and Approvals. The execution and delivery of this Agreement by the Borrower does not, and the execution and delivery of the other Loan Documents by the Borrower and the performance of the Agreement and each of the Loan Documents by the Borrower will not require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except as has already been taken or obtained.

               (d) No Liens. There exist no liens, encumbrances or other charges against the Computer Equipment, including statutory and other liens of mechanics, workmen, contractors, subcontractors, suppliers, taxing authorities and others, other than the security interest created hereby or pursuant hereto and except for the security interest of Mellon Bank, N.A.

          8. costs and Expenses. The Borrower hereby agrees to pay all costs and expenses, including, without limitation, fees and disbursements of counsel, incurred in connection with the preparation, negotiation, and enforcement of this Agreement and any of the other Loan Documents, whether or not the Closing occurs. To the extent the Closing occurs, all such costs and expenses shall be payable at the time of the Closing, and any such third party fees, costs, disbursements and expenses incurred by the Lender until such time as the Loan is satisfied in full shall be payable upon demand. In addition, the Borrower shall indemnify, defend and hold the Lender harmless from and against any and all liabilities, losses, damages, fees and expenses of any kind including, without limitation, fees and expenses of legal counsel in connection with any investigative, administrative or judicial proceedings relating to this Agreement or the transactions contemplated hereby, whether or not the Lender shall be a named party thereto.

          9. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered personally or by telecopy or five
(5) days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes or address shall be effective upon receipt):

               (a) if to the borrower:

                   CRW Financial, Inc.
                   443 S. Gulph Road
                   King of Prussia, PA 19406
                   Attention: Jonathan P. Robinson

               (b) if to the Lender:

                   J. Brian O'Neill
                   Miriam P. O'Neill
                   930 Stoke Road
                   Villanova, PA 19085

          10, Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto .

          11. Waiver. No waiver of any of the provisions of this Agreement or of the other Loan Documents shall be deemed, or shall constitute a waiver of any other provision hereof or thereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided in writing executed by the party against whom such continuing waiver is sought to be enforced.

          12. Headings; Exhibits. Title headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any reference to Exhibits shall signify that such Exhibits are incorporated herein by reference.

          13. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, with respect to the subject matter hereof.

          14. Governing Law and Consent to Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Each of the parties hereto agree that sole and exclusive jurisdiction over and proper venue relating to any controversy or claim arising out of or relating to this Agreement or the breach thereof shall reside in the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania. This Agreement shall be construed without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          15. Counterparts. This Agreement may be executed in one (1) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one (1) and the same agreement.

          16. Assignment. The Borrower may not assign or suffer an assignment of this Agreement and/or its rights hereunder without the prior written consent of the Lender.

          17. Binding Effect. This Agreement shall be binding upon, be enforceable against, and shall inure to the benefit of the parties hereto, and their and each of their respective successors and permitted assigns, and no other person or entity shall have or derive any right, benefit or obligation hereunder.

          18. Interpretations. The masculine (or neuter) pronoun and the singular number shall include the masculine, feminine and neuter genders and the singular and plural numbers. A reference to a person shall mean a natural person, a trustee, a corporation, a partnership and any other form of legal entity. All references in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, as the context may require.

          19. Time; Date for Performance. Time is of the essence of this Agreement. If any date herein set forth for the performance of any obligations by the Lender or the Borrower or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or legal holiday. As used herein, the term "legal holiday" means any state or federal holiday for which financial institutions or post offices are generally closed in the Commonwealth of Pennsylvania for observance thereof,

     IN WITNESS WHEREOF, the Lender and the Borrower have caused this Agreement to be executed as of the date first written above .

                                             LENDER:

                                                 [Sig Cut]
                                             ------------------------------
                                             J. Brian O'NEILL

                                                 [Sig Cut]
                                             ------------------------------
                                             MIRIAM P. O'NEILL

                                             BORROWER:


                                             CRW FINANCIAL, INC.,
                                             a Delaware corporation

                                             By: /s/ Jonathan Robinson
                                                -----------------------------
                                             Name:
                                                     Jonathan Robinson
                                                  ---------------------------

                                             Title: CFO/Secretary
                                                  ---------------------------

                                 TERM LOAN NOTE

51,000.000.00                                           November 1, 1995
--------------------                                    ------------------------
AMOUNT                                                  DATE
                                                        Villanova, Pennsylvania

     FOR VALUE RECEIVED, the undersigned, CRW Financial, Inc., a corporation having an office at 443 South Gulph Road, King of Prussia, PA 19406 (herein "Borrower"), promises to pay to the order of J. Brian O'Neill and Miriam P. O'Neill, 1610 Old Gulph Road, Villanova, PA 19085 (herein "Payee"), the principal sum of One Million Dollars ($1,000,000.00) or so much as has been advanced lawful money of the United States.

     Payment of principal and interest shall be as follows:

          (b) Thirtv-five (35) consecutive, equal monthly principal and interest installments(*) of _________________________ payable on December 1, 1995 and the first day of each month thereafter and

          (c) a final 36th installment of the entire balance of principal and interest then outstanding shall be due and payable on November 1, 1998.

     The indebtedness evidenced by this Note shall bear interest from the date hereof and after maturity at the rate of twelve and one half percent (12.50%) per annum. Interest will be calculated on the basis of the actual number of days elapsed and a three hundred and sixty (360) day year.

     All payments hereunder shall be made in funds immediately available at Payees' offices, 443 South Gulph Road, King of Prussia, Pennsylvania 19406 or at such other location as holder shall from time to time designate.

     Borrower hereby waives presentment, demand for payment, notice of dishonored acceleration, protest or notice of protest and any and all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     The proceeds of this Note are being utilized by Borrower to purchase certain equipment in which Payee is obtaining a security interest pursuant to a Security Agreement for Equipment between Borrower and Payee of even date hereof (her "Security Agreement") and for other working capital purposes.

     This Note shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns. Borrower may not assign obligations hereunder. Borrower consents to the assignment of this Note and Security Agreement by Payee to Republic Bank.

--------------
(*) Based upon a three (3) year amortization.

     Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal or interest thereof shall become due or be paid except in accordance with the terms of said Subordination Agreement.

     In the event the due date of any payment hereunder is a Saturday, Sunday, legal holiday in the Commonwealth of Pennsylvania, such payment shall be due on the next succeeding day which is not a Saturday, Sunday, or such a legal holiday provided that any such payment bearing interest shall continue to accrue interest until paid.

     BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY AND ALL ACTIONS AND (1) TO ENTER JUDGMENT AGAINST BORROWER FOR THE PRINCIPAL SUM THEREOF AND/OR (2) TO SIGN FOR BORROWER AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST BORROWER FOR ALL OR ANY PART OF THE AMOUNT OWED HEREUNDER; and in either case for interest and costs together with a collection of fifteen percent (15%) or $100, whichever is greater. Borrower further irrevocably authorizes and empowers any attorney of any court of record to appeal for and enter judgment against Borrower and in favor of Payee in an amicable action of replevin or any other action to recover possession of any collateral. Such confession of judgment or amicable actions shall be with release of errors, waiver of appeals, without stay of execution and Borrower waives all relief from any and all appraisement or exemption of laws now in force or hereafter enacted. If a copy of this agreement verified by affidavit of an officer of Payee, shall be filed any proceeding or action wherein judgment is to be confessed, it shall not be necessary to file the original hereof and such verified copy shall be sufficient warrant for any attorney of any court of record to appear for and confess judgement against Borrower as provided herein. Judgment may be confessed from time to time under the aforesaid powers which shall not be exhausted by one exercise hereof.

     This Note shall be governed as to its validity, interpretation and effect on the laws of the Commonwealth of Pennsvlvania for contracts made and to be performed in Pennsylvania. Borrower agrees to the exclusive jurisdiction of the Courts of the Commonwealth of Pennsylvania and/or the United States District Court for the Eastern District of Pennsylvania in any and all actions and proceedincs between Bank and Borrower.

     This Note may not be changed orally but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     A Late Charge of five percent (5%) of the toral payment will be assessed on the sixteenth (16th) of each month if payment is not received by that date.

     IN WITNESS WHEREOF, Borrower by its duly authorized officers has executed this Note under seal the day and year first written above.


WITNESSED
AS TO BOTH
    [Sig Cut]
-----------------------------------


Attest:
  Endorsement:
  Pay to the Order of Republic Bank

   /s/ J. Brian O'Neill
-----------------------------------
       J. Brian O'Neill


   /s/ Miriam P. O'Neill
-----------------------------------
       Miriam P. O'Neill


CRW Financial, Inc.


By:
   ------------------------------------
   J. Brian O'Neill, Chairman/CEO


By:
   ------------------------------------
   Jonathan Robinson, CFO/Secretary


                                     (Seal)
**Borrower shall give to Payee no less than one hundred twenty (120) days prior written notice of any prepayment of any portion of the principal balance before maturity.

                           ADDENDUM TO TERM LOAN NOT:

     The Term Loan Note dated __________, 1995 (the "Note") by and between CRW Financial, Inc. ("Borrower") and J. Brian O'NEILL and Miriam P. O'Neill, husband and wife (collectively, "Payee"), is hereby further amended and supplemented as follows:

1.   Note Conversion Right.

          At any time, Payee may provide Borrower with written notice that it wishes to purchase shares of common stock of the Borrower (the "Stock") with all then outstanding unpaid principal under the Note, at a price of $4.975 per share (the "Purchase Price"), whereupon the parties shall mutually agree upon a time, date and location for conducting a closing (but in no event shall such closing occur later than thirty (30) days after Payee provides Borrower notice of its intent to exercise its rights under this Section 1 unless the parties mutually agree otherwise), at which Borrower shall deliver the Stock, as well as an amount of cash equal to all unpaid accrued interest on the Note, to Payee properly registered in its name. Also at the closing, Payee shall produce the original Note marked "canceled," which shall be delivered to Borrower, The parties may mutually agree to conduct the closing by mail or any other reasonable means. Payee's rights under this section 1 shall terminate upon payment in full of all outstanding principal under the Note by Borrower to Payee.

2.   Annual Payments Conversion Right.

     (a) For a period of one (1) year following the end of each fiscal year of Borrower (the "Exercise Period"), Payee shall also have the option to purchase common stock of the Borrower with all, but not less than all, of the principal payments made to it by Borrower under the Note during that fiscal year (the "Annual Payments") at the Purchase Price. Payee must provide written notice to borrower of its intent to exercise its right under this section 2 within the Exercise Period, or the right to purchase stock with the Annual Payments for that fiscal year shall terminate. Payee's rights to purchase stock with Annual Payments shall not be cumulative from year to year.

     (b) Notwithstanding the foregoing, the Exercise Period during which Payee may exercise its rights under this Section 2 for the fiscal year in which all remaining unpaid principal under the Note is paid to Payee by Borrower shall be the one (1) year period following the date the final payment on the Note is made to Payee by Borrower.

     (c) Following delivery to Borrower of Payee's notice of its intent to exercise its rights under this Section 2, the parties shall conduct a closing at which Borrower shall produce and deliver the appropriate number of shares of its common stock properly registered in Payee's name to Payee, and Payee shall deliver to Borrower an amount of cash (in either immediately available funds via wire transfer or by certified check) equal to the Annual Payments. The procedure for conducting the closing shall otherwise be in accordance with Section I hereof.

3.   No Registration Rights; Restrictive Legend.

     Except as set forth in any registration rights agreement which may now or hereafter be executed by Borrower and Payee, neither the Note nor this Addendum thereto shall confer any registration rights on Payee with respect to any common stock of Borrower obtained thereunder or hereunder, and Payee acknowledges that it shall receive unregistered stock with an appropriate restrictive legend imprinted thereon evidencing the resale restrictions pertaining to such stock.

4.   Notices.

     All notices hereunder shall be made either personally, via a nationally recognized overnight courier service or via certified mail (return receipt requested) and shall be deemed delivered upon hand delivery, on the day after the date delivered to an overnight courier, and on the third day after being deposited in the U.S. mail. Such notices shall be addressed to each party at the address set forth for such party in the Note, or such other address as a party may subsequently notify the other of in writing,

5    Incorporation by Reference.

     All other terms and conditions of the Note are hereby made a part hereof and incorporated herein by reference; provided, however, that if any provision of this Addendum is in conflict with any provision of the Note, this Addendum shall control.

        IN WITNESS WHEREOF, each of the parties hereto, intending to be legally bound, has evidenced its agreement to the foregoing by executing this Addendum to Term Loan Note as of the 1st day of November, 1995.


ATTEST:                             CRW FINANCIAL INC.

                                    BY:     [Sig Cut]
-----------------------------           ----------------------------
                                       Jonathan P. Robinson
                                       Vice President, Treasurer and
                                       Chief Financial Officer

WITNESS:
        [Sig Cut]
-----------------------------        --------------------------------
                                              J.Brian O'Neill

-----------------------------        --------------------------------
                                              Miriam P.O'Neill